                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 28, 2004
                                                           --------------

                          TouchTunes Music Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          33-55254-447                                 87-0485304
          ------------                                 ----------
   (Commission File Number)                (IRS Employer Identification No.)

                              1800 E. Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
                             -----------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (702) 792-7405
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

On April 28, 2004, TouchTunes Music Corporation (the "Corporation") and Ecast, Inc. ("Ecast") issued a joint press release announcing that they had settled and agreed to dismiss their respective patent infringement lawsuits against the other. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b) Not applicable.

(c)  Exhibits

          99.1 The Corporation's press release relating to the patent litigation settlement agreement between the Corporation and Ecast, dated April 28, 2004.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TOUCHTUNES MUSIC CORPORATION

                                   By: /s/  Matthew Carson
                                       ----------------------------
                                       Matthew Carson
                                       Vice President Finance and
                                       Chief Financial Officer


Date:  April 29, 2004



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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                  Description
-----------                  -----------

99.1 The Corporation's press release relating to the patent litigation settlement agreement between the Corporation and Ecast, dated April 28, 2004.


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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE
---------------------

                   TOUCHTUNES AND ECAST SETTLE PATENT DISPUTES

(LAS VEGAS, Nev./SAN FRANCISCO, Calif. - April 28, 2004) - TouchTunes(R) Music Corporation ("TouchTunes") (OTC BB: TTMC), and Ecast, Inc.
("Ecast") are happy to announce that they have settled their differences and reached an agreement, under which they have cross-licensed TouchTunes' U.S. Patent No. 6,308,204 and Ecast's U.S. Patent No. 5,341,350 (which it licenses from NSM Music Group Limited). Also under the agreement, TouchTunes and Ecast will dismiss their respective patent infringement lawsuits.

ABOUT TOUCHTUNES

TouchTunes (http://www.touchtunes.com/) is involved in the digital distribution of music content to interactive, music-on-demand applications. The first such interactive, music-on-demand application is its digital jukebox.

TouchTunes is currently the leading provider of interactive, music-on-demand, digital-downloading jukeboxes to the coin-operated machine industry across the United States. TouchTunes has signed agreements with Sony, EMI, BMG, Universal, Warner and their subsidiaries, which permit the secure transmission, storing and playing of digitized copies of music masters on TouchTunes' central database and throughout its network of digital jukeboxes. TouchTunes also has signed agreements with various independent labels such as: Jive, Beggars Banquet and Epitath Records. TouchTunes is traded on the NASDAQ OTC BULLETIN Board under the symbol TTMC.

ABOUT ECAST

Ecast Inc. (http://www.ecastinc.com) owns and operates a Location-Based Broadband Network(TM), which combines a proprietary software platform, an extensive broadband network and digital media vending devices. Ecast's Location-Based Broadband Network enables the company to deliver music, videos and games, as well as other digital entertainment media products and services from a wide range of content providers to consumers at hotels, coffee houses, restaurants, nightclubs, bars and other location-based venues on a pay-per-play basis. Ecast's technology platform powers units built by three jukebox manufacturers in the United States, which are Rowe International, Rock-Ola Manufacturing Corp. and NSM Music.

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Ecast has content partnerships with BMG, EMI, Sony Music, Universal Music
Group, Warner Music Group, Midway Games, Playboy Enterprises and others. Founded in 1999, Ecast Inc. is privately owned with offices in San Francisco and Tokyo.

IMPORTANT LEGAL INFORMATION

Certain statements made herein that are not historical are forward-looking within the meaning of the federal securities laws. The word "expects" and similar expressions are intended to identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These forward-looking statements involve known and unknown risks and uncertainties. Many factors could cause the actual results, performance or achievements of TouchTunes to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including, among others, the factors described in TouchTunes' filings with the Securities and Exchange Commission. TouchTunes undertakes no obligation to update publicly any forward-looking statement to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.


For Ecast Inc.
Eric Schwartzman
Schwartzman & Associates Inc.
http://www.schwartzmanpr.com
310-789-2460


John Perrachon
TouchTunes, Inc.
http://www.touchtunes.com
514-765-8228